UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) May 05,2005


                                 AEARO COMPANY I
               (Exact Name of Registrant as Specified in Charter)





      Delaware                333-116676                 13-3840456
 (State or Other      (Commission File Number) (IRS Employer Identification No.)
Other Jurisdiction
of Incorporation

  5457 W. 79th Street
  Indianapolis, Indiana                                     75082
  (Address of Principal Executive Offices)               (Zip Code)

                                 (317) 692-6666
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On May 5,2005, Aearo Company I announced its results of operations for the three and six month periods ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure

On May 5, 2005, Aearo Company I issued a press release announcing a cash dividend to its parent, Aearo Corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99.1.  Press release dated May 5,2005 of Aearo Company I



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



  Dated: May 5,2005          AEARO COMPANY I
                              By:        /s/Jeffrey S. Kulka
                              Name:      Jeffrey S. Kulka
                              Title:     Senior Vice President, Chief Financial
                                         Officer and Secretary

                                  EXHIBIT INDEX


EXHIBITS              DESCRIPTION


99.1                  Press release date May 5,2005 of Aearo Company I.